Exhibit 99.6

SPECIAL MEETING OF SHAREHOLDERS OF GREEN BANCORP, November 15, 2018 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030300000000001000 7 111518 FOR AGAINST ABSTAIN indicate your new address in the address space above. Please note that this method. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1 AND "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Green Merger Proposal: Approval of the Agreement and Plan of Reorganization, dated July 23, 2018, by and among Veritex Holdings, Inc. (“Veritex”), MustMS, Inc., a wholly owned subsidiary of Veritex, and Green Bancorp, Inc. 2. Adjournment: Approval of the adjournment of the Green Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Green merger proposal. These items of business are more fully described in the Joint Proxy Statement/Prospectus. MARK 'X' HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. To change the address on your account, please check the box at right and changes to the registered name(s) on the account may not be submitted via Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of the Special Meeting, Joint Proxy Statement/Prospectus and proxy card are available at http://proxy.greenbank.com COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

SPECIAL MEETING OF SHAREHOLDERS OF GREEN BANCORP, INC. November 15, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of the Special Meeting, Joint Proxy Statement/Prospectus and proxy card are available at http://proxy.greenbank.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030300000000001000 7 111518 FOR AGAINST ABSTAIN indicate your new address in the address space above. Please note that this method. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1 AND "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Green Merger Proposal: Approval of the Agreement and Plan of Reorganization, dated July 23, 2018, by and among Veritex Holdings, Inc. (“Veritex”), MustMS, Inc., a wholly owned subsidiary of Veritex, and Green Bancorp, Inc. 2. Adjournment: Approval of the adjournment of the Green Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Green merger proposal. These items of business are more fully described in the Joint Proxy Statement/Prospectus. MARK 'X' HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. To change the address on your account, please check the box at right and changes to the registered name(s) on the account may not be submitted via Signature of Shareholder Date: Signature of ShareholderDate:

- 0 GREEN BANCORP, INC. For the Special Meeting of Shareholders to be held on Thursday, November 15, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GREEN BANCORP, INC. The Special Meeting of Shareholders of Green Bancorp, Inc., a Texas corporation (the “Company”), will be held in the Pecan Room of the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024 on November 15, 2018, beginning at 4:00 p.m. local time (the “Special Meeting”). The undersigned hereby acknowledges receipt of the enclosed Notice of the Special Meeting and Joint Proxy Statement/Prospectus dated October 12, 2018. The undersigned hereby appoints Geoffrey D. Greenwade and Terry S. Earley, and each of them individually, as attorneys-in-fact and agents, with full power of substitution, to vote as proxy all shares of common stock, par value $0.01 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the Special Meeting and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before the Special Meeting or any adjournment(s) thereof, including any matter presented by a shareholder at the Special Meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws. At this time, the Board of Directors of the Company knows of no other matters to be presented at the Special Meeting. This proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the undersigned's directions set forth herein. If this proxy is validly signed and returned but no direction is made, this proxy will be voted (1) FOR the approval of the Agreement and Plan of Reorganization, dated July 23, 2018, by and among Veritex Holdings, Inc. (“Veritex”), MustMS, Inc., a wholly owned subsidiary of Veritex, and the Company (the “Green merger proposal”) and (2) FOR the approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Green merger proposal. This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR items 1 and 2 unless otherwise indicated. (Continued and to be signed on the reverse side.) 14475 1.1